UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

ALTITUDE ACQUISITION CORP.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On May 1, 2023, Gary Te plis, Chief Executive Officer and a Director of Altitude Acquisition Corp. (“Company”), re-posted an article to his Facebook and Instagram Stories titled “KSA Successfully Performs First SynCardia Total Artificial Heart Transplant.” The article originally appeared on AboutHer.com.

Mr. Teplis added, in pink bold writing at the bottom right corner of the post, a link to the Company’s press release announcing its proposed business combination with Picard Medical, Inc., the sole owner of SynCardia Systems LLC. The link is: https://www.globenewswire.com/news-release/2023/04/24/2652713/0/en/Picard-Medical-and-its-

Subsidiary-SynCardia-Systems-a-Pioneer-in-Total-Artificial-Heart-Technology-to-Become-a-Publicly-Traded-

Company-via-Merger-with-Altitude-Acquisition-Corp.html

Important Information About the Mergers and Where to Find It

As previously disclosed, on April 23, 2023, Altitude Acquisition Corp., a Delaware corporation (the “Company”), entered into a business combination agreement (the “Business Combination Agreement”) by and among the Company, Altitude Merger Sub I, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Altitude (“Merger Sub”), Altitude Merger Sub II, LLC a Delaware limited liability company and a direct wholly owned subsidiary of Altitude (“Merger Sub II” and together with Merger Sub, the “Merger Subs”) Picard Medical, Inc., a Delaware corporation (“Picard”) and Hunniwell Picard I, LLC, solely in its capacity as the representative, agent and attorney-in-fact of the securityholders of Picard. The Business Combination Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Picard (the “First Merger”), with Picard surviving as a wholly-owned subsidiary of the Company (the “Surviving Corporation”) Immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Corporation will merge with and Merger Sub II, with Merger Sub II surviving as the surviving entity (the “Surviving Entity”, and such merger, the “Second Merger” and, together with the First Merger, the “Mergers”). Upon the closing of the Mergers (the “Closing”), it is anticipated that the Company will change its name to “Picard Medical Holdings, Inc.” and is referred to herein as “New Picard” as of the time following such change of name. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.”

In connection with the proposed Mergers, the Company intends to file a preliminary proxy statement and a definitive proxy statement with the Securities and Exchange Commission (“SEC”). The Company urges its investors, shareholders and other interested persons to read, when available, the preliminary proxy statement, any amendments thereto, the definitive proxy statement, as well as other documents filed with the SEC because these documents will contain important information about the Company, Picard and the business combination. When available, the definitive proxy statement will be mailed to shareholders of the Company as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the definitive proxy statement and other documents filed with the SEC without charge by directing a request to: Altitude Acquisition Corp., 400 Perimeter Center Terrace, Suite 151, Atlanta Georgia 30346. The preliminary and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company and Picard and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in the Company’s annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 23, 2023, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Altitude Acquisition Corp., 400 Perimeter Center Terrace, Suite 151, Atlanta Georgia 30346. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements included in this filing that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity, the Company’s and Picard’s expectations with respect to future performance and anticipated financial impacts of the Mergers, the satisfaction of the closing conditions to the Mergers and the timing of the completion of the Mergers. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of the respective management of the Company and Picard and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and Picard. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed Mergers, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Mergers or that the approval of the stockholders of the Company or Picard is not obtained; failure to realize the anticipated benefits of the proposed Mergers; risks relating to the uncertainty of the projected financial information with respect to Picard; risks related to the performance of Picard’s business; the development, effects and enforcement of laws and regulations; Picard’s ability to manage future growth; Picard’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on Picard’s business; the amount of redemption requests made by the Company’s stockholders; the ability of the Company or Picard to obtain financing in connection with the Mergers or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in Company’s annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 23, 2023 under the heading “Risk Factors,” and other documents the Company has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Company nor Picard presently know, or that the Company or Picard currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and Picard’s expectations, plans, or forecasts of future events and views as of the date of this filing. The Company and Picard anticipate that subsequent events and developments will cause the Company’s and Picard’s assessments to change. However, while the Company and Picard may elect to update these forward-looking statements at some point in the future, the Company and Picard specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s and Picard’s assessments as of any date subsequent to the date of this filing. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This filing is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

4